Commitments and contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies

As of June 30, 2025, guarantees and letters of credit in the amount of CHF 152.2 million (December 31, 2024: CHF 168.3 million) were provided in favor of third parties.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt of other group participants. Further, On group entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft in connection with them. In that context, gross balances in the amount of CHF 100.0 million have been offset as of June 30, 2025 (December 31, 2024: CHF 64.9 million).
On has signed several new leases, which have not yet commenced as of June 30, 2025, and are therefore not yet recognized on the balance sheet. The total committed future outflow resulting of these lease related contracts amount to:

(CHF in millions)	6/30/2025	12/31/2024

Due < 1 year	3.3	16.9
Due 1 - 5 years	60.0	135.8
Due > 5 years	79.6	178.5
Commitments for future lease related obligations	142.9	331.1

The majority of the future lease commitments relate to a contract entered into for a highly-automated warehouse in Belgium (Beringen). The warehouse in Belgium partially began operations in 2024 and is expected to be fully operational by 2026, and amounts to CHF 104.8 million as of June 30, 2025 (December 31, 2024: CHF 106.7 million). The remaining lease commitments primarily relate to various new retail store leases.
As of December 31, 2024, the total commitments for future lease obligations included the Atlanta Warehouse for a total amount of CHF 197.2 million. The remaining warehouse lease space for the Atlanta Warehouse commenced during the three-months ended June 30, 2025, and is therefore excluded from the table above as of June 30, 2025.